Exhibit 99.1

Trump Media & Technology Group Reports Second Quarter 2026 Results

~ Total Assets of $2.0 Billion and Over $1.9 Billion in Financial Assets* ~

~ Launch of First Data Licensing Product, Truth API ~

~ Legacy Legal Matters Resolved as TMTG Moves Toward Prospective Merger with TAE Technologies ~

~ Company to Host Inaugural Conference Call Today at 5:00 pm E.T. ~

SARASOTA, Fla., August 10, 2026 (GLOBE NEWSWIRE) -- Trump Media & Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“TMTG” or the “Company”), operator of the social media platform Truth Social, the video streaming service Truth+, and the financial services and FinTech brand Truth.Fi, is announcing its financial results for the fiscal quarter ending on June 30, 2026.

TMTG closed the second quarter of 2026 with total assets of $2.0 billion and financial assets* of approximately $1.9 billion comprising cash, restricted cash, short-term investments, equity securities, note receivable and accrued interest, digital assets, and digital assets pledged.

Bolstered by its strong balance sheet and under the direction of new leadership, the Company believes it is well positioned to achieve its key strategic priorities, including:

•	completing its prospective merger with TAE Technologies, Inc. (“TAE”) in the fourth quarter of 2026, subject to customary regulatory and closing conditions;

•	implementing a more disciplined digital asset treasury management framework to preserve long-term strategic exposure while managing volatility and improving the productivity of its balance sheet;

•	continuing to enhance the Truth Social and Truth+ platforms;

•	scaling its marketing strategy to leverage the total addressable market for Truth Social and Truth+; and

•	monetizing its proprietary assets via long-term data licensing product offerings.

On August 1, 2026, the Company launched its first data licensing product—Truth API, a business-to-business data feed subscription that provides licensed, low latency access to publicly-available posts from certain top Truth Social accounts and is expected to provide the Company with a new revenue stream. Truth API closes the latency gap for organizations that place a premium on prompt, verified access to public information found on Truth Social. TMTG onboarded a number of institutional customers prior to its August 1, 2026, launch and, despite receiving what it believes to be factually inaccurate criticism of Truth API, is continuing to onboard additional partners.

As part of management’s efforts to streamline TMTG’s strategic vision and focus resources on growth initiatives, the Company has substantially resolved its legacy legal matters. Consequently, the Company expects the significant legal expenses that have represented a large portion of its general and administrative costs to begin to decline materially on a go-forward basis, allowing management to create a leaner operating structure and devote greater resources toward strategic growth initiatives.

"Over the past few months, we've sharpened our strategic direction and brought real discipline to how we allocate capital," said Kevin McGurn, Interim Chief Executive Officer of Trump Media & Technology Group. "We’re making meaningful progress toward our proposed merger with TAE Technologies, which we believe is the most important driver of long-term shareholder value and a natural extension of our commitment to building durable, un-cancellable infrastructure, this time in energy security. At the same time, we’ve refined our approach to capital allocation to better direct resources to the core pillars of our media business, and that effort is already yielding results."

"Truth+ has moved into full commercial availability and Truth Social is entering an expanded content phase. Our new Truth API product is already generating revenue, with more than ten customer agreements signed to date. I'm encouraged by this momentum, and shareholders should expect more frequent communication from us on our progress each quarter as we enter this next chapter."

The Company reported a $238.1 million net loss and a $223.5 million Adjusted EBITDA* loss for the second quarter of 2026, the vast bulk of which was non-cash losses including unrealized losses on digital assets, digital assets pledged, and equity securities ($190.4 million), accreted interest ($11.7 million), and stock based compensation ($8.1 million), along with its $1.9 billion in financial assets and $13.7 million of cash used in operating activities—including $25.6 million of legal expenses, primary related to legacy litigation. The Company posted $1.7 million in revenue, up 89 percent from the $0.9 million in revenue generated in the second quarter of 2025.

*Financial Assets and Adjusted EBITDA are Non-GAAP Financial Measures, the definitions which can be found in the Use of Non-GAAP Financial Measures section at the end of this release. A reconciliation of Adjusted EBITDA to the most comparable GAAP measure can also be found in the Use of Non-GAAP Financial Measures section at the end of this release

Earnings Conference Call

TMTG will host an earnings call, today at 5:00 pm E.T.  Access to the live webcast and replay of the conference call will be available here and on the TMTG IR website at https://ir.tmtgcorp.com/. Additionally, you may listen to the live webcast via Truth+ at https://truthplus.tv/ or on your preferred device via the Truth+ app. The dial-in number for the conference call is 877-524-8416 (toll-free) or +1412-902-1028 (international).

Attendees are encouraged to dial in 15 minutes prior to the start of the call. An audio replay of the webcast will be available until Monday, September 7, 2026. Dial 877-660-6853 (toll-free) or 201612-7415 (international) to listen.

About TMTG

The mission of Trump Media is to end Big Tech’s s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America) Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Important Information About the Proposed Transaction and Where to Find It

In connection with TMTG’s merger with TAE (the “Proposed Transaction”), TMTG intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the common stock of TMTG (“TMTG Shares”) to be issued in connection with the Proposed Transaction. The registration statement will include a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the “proxy statement/prospectus and consent solicitation statement”), and TMTG will file other documents regarding the Proposed Transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of TMTG (the “TMTG Shareholders”) and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement (when available), will be available free of charge from TMTG’s website at tmtgcorp.com under the “Investors” tab.

Participants in the Solicitation

TMTG and certain of its directors and executive officers and TAE and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the Proposed Transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG’s directors and executive officers in the solicitation can be found by reading TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026 (as amended on April 30, 2026), TMTG’s subsequent Quarterly Reports on Form 10-Q filed with the SEC, TMTG’s definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 18, 2025 and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the Proposed Transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the Proposed Transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials when filed with the SEC.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. federal securities laws, including regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG, including its statements regarding recurring revenue from TRUTH API, and its current expectations and projections about future events such as TMTG’s Proposed Transaction with TAE. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.  Many factors could cause future results, performance or achievements expressed or implied by the forward-looking statements to differ materially from the forward-looking statements in this communication, including, but not limited to, risks related to TMTG’s or TAE’s ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG’s operations; TMTG’s ability to develop and maintain key strategic relationships; competition in TMTG’s industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG cautions you that the forward-looking statements contained in this communication are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay site selection or the Proposed Transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE with respect to site selection or the Proposed Transaction; (iii) the inability to complete the Proposed Transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the Proposed Transaction disrupts TMTG’s current plans and operations as a result of the announcement of the Proposed Transaction; (v) TMTG’s ability to realize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition and the ability of TMTG to grow and manage growth profitably following the Proposed Transaction; and (vi) costs related to the Proposed Transaction, site selection or construction. The forward-looking statements in this press release are based upon information available to TMTG as of the date of this press release and, while TMTG believes such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG’s periodic filings with the SEC, including TMTG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended on April 30, 2026), TMTG’s Quarterly Reports on Form 10-Q and in the Form S-4, when filed, and in other documents filed by TMTG from time to time with the SEC. TMTG’s SEC filings are available publicly on the SEC’s website at www.sec.gov. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.  There may be additional risks that TMTG presently knows or that TMTG currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TMTG assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. TMTG does not give any assurance that TMTG will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by TMTG or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Use of Non-GAAP Financial Measures

The Company uses certain Non-GAAP financial measures, which Financial Assets and Adjusted EBITDA, as we believe these measures can provide meaningful information regarding our operating performance. These Non-GAAP measures should be evaluated in addition to and not as a substitute for our financial results presented in accordance with U.S. GAAP.

Financial Assets are our Total Assets comprised solely of cash, restricted cash, short-term investments, equity securities, note receivable and accrued interest, digital assets, and digital assets pledged. Adjusted EBITDA is a non-GAAP financial measure defined as net income plus interest expense, provision for income taxes, depreciation and amortization, and stock-based compensation. The Company presents Adjusted EBITDA because management believes that it can be a useful financial metric in understanding the Company’s earnings from operations. Adjusted EBITDA is not a measure of the Company’s financial performance under GAAP and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP.

A reconciliation of Adjusted EBITDA to our most directly comparable GAAP financial measures appears below.

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2026	2025	2026	2025
Net loss	$(238,111.0)	$(20,001.9)	$(643,995.2)	$(51,728.5)
Interest (income)/expense, net	4,561.9	(12,731.4)	8,801.5	(20,539.8)
Depreciation & amortization	1,869.1	1,833.5	3,735.5	3,612.7
Stock-based compensation	8,082.1	17,744.6	19,911.7	35,596.3
Income taxes	98.9	310.3	197.7	310.3
Adjusted EBITDA	$(223,499.0)	$(12,844.9)	$(611,348.8)	$(32,749.0)